Fund/Ticker

Fidelity® SAI Sustainable Municipal Income Fund/FASWX

Summary Prospectus

April 12, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/funddocuments. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated April 12, 2022 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:
Fidelity® SAI Sustainable Municipal Income Fund

Investment Objective

The fund seeks to provide a high current yield exempt from federal income tax.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.56%
Total annual operating expenses	0.91%
Fee waiver and/or expense reimbursement(b)	0.55%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.36%

(a)  Based on estimated amounts for the current fiscal year.

(b)  Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through May 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$37
3 years	$167

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade municipal securities (i) whose interest is exempt from federal income tax and (ii) that Fidelity Management & Research Company LLC (FMR) (the Adviser) believes have positive environmental, social and governance (ESG) benefits.
  Evaluating each security in which the fund invests using both a traditional municipal bond credit, structure and relative value analysis and a consideration of the Adviser's judgment about the security’s ESG benefits. When assessing a security's ESG benefits and its eligibility for purchase, the Adviser considers the following, where available: (i) the sustainability practices of the security’s issuer or obligor, as applicable (each, an “issuer”) based on an evaluation of such issuer’s individual ESG profile; (ii) information on a security’s use of proceeds; and (iii) any third-party designation as a green, sustainable or sustainability-linked bond. A security’s positive ESG benefits can be determined under any of those three factors.
  Evaluating the current state of an issuer’s sustainability practices using a data-driven framework that includes proprietary and third-party data FMR's ESG ratings of issuers are derived from multiple factors, including an issuer’s environmental profile, which may include, but is not limited to, carbon and toxic emissions, water management, waste management, and vulnerability to the physical impacts of climate change. An assessment of an issuer’s social profile includes, but is not limited to, its approach to quality health care access, housing affordability, human capital management, community reinvestment, and safety. An assessment of an issuer’s governance profile includes, but is not limited to, its principles of management, oversight and transparency, governance efficiency and structure, and consideration of anticompetitive practices. These factors are weighted based on how material the Adviser believes each factor is to an issuer’s financial outlook, effectiveness at service delivery, and long-term sustainability, and not all factors may be applicable to all issuers. Issuers with an above average ESG rating as determined by the Adviser are considered to have positive ESG benefits and well-managed ESG risks.
  Assessing a security’s use of proceeds by considering factors that provide ESG benefits, such as energy efficiency, environmentally sustainable management, and providing access to quality health care, essential services and affordable housing. The Adviser will generally consider bonds that finance education, health care, affordable housing, clean energy, municipal water and sewer, public transportation, and designated green bonds, among others, as having positive ESG benefits.
  Managing the fund to have similar overall interest rate risk to the Bloomberg 3+ Year Municipal Bond Index.
  In addition to focusing on municipal securities with a positive ESG benefit, the Adviser analyzes the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Employing sustainable investing exclusion criteria to avoid investments in issuers that are directly engaged in, and/or derive significant revenue from, certain industries. Please see “Fund Basics – Investment Details – Sustainable Investing Exclusion” for additional information.

Principal Investment Risks

  Municipal Market Volatility.  The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Sustainability Risk.  Application of FMR's ESG ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries and may affect the fund's performance depending on whether certain investments are in or out of favor. The criteria related to the fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views. When evaluating an issuer, the Adviser is dependent on information or data obtained through voluntary or third-party reporting that may be incomplete, inaccurate, or unavailable, which could cause the Adviser to incorrectly assess an issuer's business practices.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Cormac Cullen (co-manager) has managed the fund since April 2022.

Michael Maka (co-manager) has managed the fund since April 2022.

Elizah McLaughlin (co-manager) has managed the fund since April 2022.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2022 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9904937.100	SIC-SUM-0422